UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2018

FIRST KEYSTONE CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	2-88927	23-2249083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employe r Identification No.)

111 West Front Street, Berwick, Pennsylvania	18603
(Address of principal executive offices)	(Zip Code)

(570) 752-3671

(Registrants telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On March 15, 2018, The Audit Committee and the Board of Directors of First Keystone Corporation (the Corporation) appointed Baker Tilly Virchow Krause, LLP (Baker Tilly) as the Corporation’s new independent registered public accounting firm for and with respect to the year ending December 31, 2018 and dismissed BDO USA, LLP (BDO) from that role.

The reports of BDO on the Corporation’s financial statements as of and for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of an opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that BDO issued an adverse audit report on the effectiveness of the Corporation’s Internal Control Over Financial Reporting in its Report of Independent Registered Public Accounting Firm as of December 31, 2016 identifying a material weakness regarding the Corporation’s internal controls related to the review of specific reserves on impaired loans as of December 31, 2016 as disclosed in the Corporation’s Form 10-K for the year ended December 31, 2016 filed on March 17, 2017.

During the Corporation’s two most recent fiscal years and the subsequent interim period preceding BDO’s dismissal, there were: (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for the Corporation; and, (ii) no “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided BDO with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (SEC) and requested to furnish to the Corporation a letter addressed to the SEC stating that it agrees with the statements made above. A copy of BDO’s letter dated March 19, 2018 is attached as Exhibit 16.1 to the Form 8-K.

During the Corporation’s two most recently completed fiscal years and through the date of the Corporation’s appointment of Baker Tilly, the Corporation did not consult with Baker Tilly regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, and no written or oral advice was provided by Baker Tilly that was an important factor considered by the Corporation in reaching a decision as to accounting, auditing, or financial reporting issues; or, (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from BDO USA, LLP dated March 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST KEYSTONE CORPORATION
(Registrant)

Dated: March 19, 2018	/s/ Matthew P. Prosseda
Matthew P. Prosseda President and Chief Executive Officer